AMENDMENT AGREEMENT

THIS AGREEMENT made as of the 27th day of October, 2006.

AMONG:

CHRISTIANE ERNE, of Route de Saint-Julien 129 CH-1228 Plan-les-Ouates, Switzerland

(“Erne”)

AND:

JEAN-CHRISTOPHE HADORN, of Route de Saint-Julien 129 CH-1228 Plan-les-Ouates, Switzerland

(“Hadorn”)

AND:

CLAUDIA REY, of Route de Saint-Julien 129 CH-1228 Plan-les-Ouates, Switzerland

(“Rey”)

AND:

SES SOLAR INC., a Nevada corporation with an executive office at Route de Saint-Julien 129 CH-1228 Plan-les-Ouates, Switzerland

(“SES”)

AND:

CLARK WILSON LLP, of 800 – 885 West Georgia Street, Vancouver, BC V6C 3H1

(the “Escrow Agent”)

WHEREAS:

A.                         Erne, Hadorn and Rey (collectively, the “Shareholders”) in addition to SES and the Escrow Agent entered into a Credit Line Escrow Agreement dated September 1, 2006 (the “Escrow Agreement”), whereby the Escrow Agent agreed to accept, hold and deliver 24,143,410 shares of common stock of SES (the “Shares”) in connection with the closing of the

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Share Exchange Agreement dated August 31, 2006 (the “Share Exchange Agreement”), among the Shareholders, SES and Société D’energie Solaire S.A., a Swiss company;

B.                          Pursuant to the terms of the Escrow Agreement, the Escrow Agent was required to, among other things, hold the Shares in escrow and to:

(i)

deliver the Shares into a subsequent escrow in accordance with the terms of the Long Term Escrow Agreement dated September 1, 2006, among the Shareholders, SES and the Escrow Agreement if SES closes a financing of at least CHF12,000,000 on or prior to October 31, 2006 (the “Financing”), or

(ii)	deliver the Shares to SES for immediate cancellation if SES does not close the Financing on or prior to October 31, 2006; and

C.                          The parties to the Escrow Agreement wish to enter into this Agreement to amend the terms of the Escrow Agreement and extend the date by which SES must close the Financing from October 31, 2006 to November 30, 2006.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by each of the Shareholders to SES and the Escrow Agent, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.	AMENDMENT TO SECTION 3.2

1.1                        Section 3.2 of the Escrow Agreement is hereby amended by deleting Section 3.2 in its entirety and by substituting the following:

“3.2                      The Escrow Agent will hold the Shares and the PAs in escrow and will, unless prohibited by an order of a court of competent jurisdiction:

(a)

deliver (i) the Shares into a subsequent escrow in accordance with the terms of the Long Term Escrow Agreement dated September 1, 2006, among the Shareholders, SES and the Escrow Agent and (ii) the PAs to each of the Shareholders, if SES closes a financing of at least CHF12,000,000 on or prior to November 30, 2006 (the “Financing”); or

(b)	deliver the Shares and the PAs to SES for immediate cancellation if SES does not close the Financing on or prior to November 30, 2006.”
2.	GENERAL

2.1                        The Escrow Agreement and this Agreement will be read and construed as one agreement.

2.2                        The Escrow Agreement, as modified hereby, will remain in full force and effect.

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2.3                        Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

2.4                        All undefined terms used herein shall have their respective meanings as set out in the Escrow Agreement.

2.5                        This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators and successors.

2.6                        The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

2.7                        This Agreement will be governed by and construed in accordance with the laws of the State of Delaware.

2.8                        Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address:

(a)	If to the Shareholders:

c/o Société d’Energie Solaire S.A.

Route de Saint-Julien 129

CH-1228 Plan-les-Ouates

Switzerland

Attention: Jean-Christophe Hadorn

Telephone: +41 22 884 14 84

Facsimile: +41 22 884 14 80

With a copy (which will not constitute notice) to:

Etude d’avocats Poggia & Rudermann

Rue de Beaumont 11

1206 Geneve

Suisse

Attention: Me Mauro Poggia

Telephone: +41 22 703 58 58

Facsimile: +41 22 703 58 57

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(b)	If to SES:

Route de Saint-Julien 129

CH-1228 Plan-les-Ouates

Switzerland

Attention: Jean-Christophe Hadorn

Facsimile: +41 22 884 14 80

(c)	If to the Escrow Agent:

Clark Wilson LLP

Barristers and Solicitors

800 – 885 West Georgia Street

Vancouver, British Columbia

Canada V6C 3H1

Attention: Cam McTavish

Fax: (604) 687-6314

(or to such other address as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the electronic communication was successfully transmitted, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

2.9                      Time is of the essence of this Agreement.

2.10                      It is understood and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.

2.11                      This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first written above.

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SES SOLAR INC.

Per:/s/ Jean-Christophe Hadorn

Name: Jean-Christophe Hadorn

Title: Chief Executive Officer

EXECUTED by CHRISTIANE ERNE in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Christiane Erne CHRISTIANE ERNE

EXECUTED by JEAN-CHRISTOPHE HADORN in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jean-Christophe Hadorn JEAN-CHRISTOPHE HADORN

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EXECUTED by CLAUDIA REY in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Claudia Rey CLAUDIA REY

CLARK WILSON LLP

Per:/s/ Virgil Hlus

Partner

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